                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              TRIAD GUARANTY INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           [TRIAD GUARANTY INC. LOGO]

                              TRIAD GUARANTY INC.
                      101 South Stratford Road, Suite 500
                      Winston-Salem, North Carolina 27104

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 2002

     To the Stockholders of TRIAD GUARANTY INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Triad Guaranty Inc. (the "Company") will be held at Adam's Mark, 425 North Cherry Street, Winston-Salem, North Carolina, on Thursday, May 16, 2002, at 2:00 p.m. Eastern Time, for the purpose of considering and acting upon the following matters:

     1. To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

     2. To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     Stockholders of record as of the close of business on April 1, 2002 shall be entitled to notice of and to vote at the meeting. The transfer books will not be closed. For ten days prior to the meeting, a list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company, 101 South Stratford Road, Suite 500, Winston-Salem, North Carolina 27104. Stockholders who do not expect to attend the meeting in person are urged to execute and return the accompanying proxy in the envelope enclosed.

                                       By order of the Board of Directors

                                       Earl F. Wall
                                       Secretary

Winston-Salem, North Carolina
April 8, 2002

                                PROXY STATEMENT
                              TRIAD GUARANTY INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2002

                              GENERAL INFORMATION

     This proxy statement is being furnished to the stockholders of Triad Guaranty Inc., a Delaware corporation (the "Company"), 101 South Stratford Road, Suite 500, Winston-Salem, North Carolina 27104, in connection with the solicitation of proxies by its Board of Directors for use at the annual meeting of stockholders to be held on Thursday, May 16, 2002 and at any adjournments thereof. The approximate date on which this proxy statement and the accompanying proxy are first being sent to stockholders is April 8, 2002.

     The proxy is revocable at any time before it is voted by a subsequently dated proxy, by written notification to the persons named therein as proxies, which may be mailed or delivered to the Company at the above address, or by attendance at the meeting and voting in person. All shares represented by effective proxies will be voted at the meeting and at any adjournments thereof.

     If the enclosed proxy is properly executed and returned in time for voting with a choice specified thereon, the shares represented thereby will be voted as indicated thereon. If no specification is made, the proxy will be voted by the proxy committee for the election as directors of the nominees named below (or substitutes therefor, if any nominees are unable or refuse to serve), and in its discretion upon such matters not presently known or determined which may properly come before the meeting.

     The Company has one class of stock outstanding, Common Stock, par value $.01 per share ("Common Stock"). On April 1, 2002, 14,079,538 shares of Common Stock were outstanding and entitled to one vote each on all matters to be considered at the meeting. Stockholders of record as of the close of business on April 1, 2002 are entitled to notice of and to vote at the meeting. There are no cumulative voting rights with respect to the election of directors.

     Inspector(s) of election will be appointed to tabulate the number of shares of Common Stock represented at the meeting in person or by proxy, to determine whether or not a quorum is present and to count all votes cast at the meeting. The inspector(s) of election will treat abstentions and broker nonvotes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to the tabulation of votes cast on a specific proposal presented to the stockholders at the meeting, abstentions will be considered as present and entitled to vote with respect to that specific proposal, whereas broker nonvotes will not be considered as present and entitled to vote with respect to that specific proposal.

                       PRINCIPAL HOLDERS OF COMMON STOCK

        The following table shows, with respect to each person who is known to be the beneficial owner of more than 5% of the Common Stock of the Company: (i) the total number of shares of Common Stock beneficially owned as of February 1, 2002; and (ii) the percent of the Common Stock so owned as of that date:


                                                              AMOUNT AND NATURE   PERCENT OF
NAME AND ADDRESS OF                                             OF BENEFICIAL       COMMON
BENEFICIAL OWNER                                                OWNERSHIP(1)        STOCK
-------------------                                           -----------------   ----------
Collateral Investment Corp.(2)(3)(6)........................      2,677,500          19.5%
Collateral Mortgage, Ltd.(4)(5)(7)..........................      2,572,500          18.7%
Salem Investment Counselors, Inc. (15)......................        745,230           5.4%
T. Rowe Price Associates (16)...............................        809,400           5.9%
FMR Corp. (18)..............................................        900,200           6.6%


     The following table shows with respect to each director and nominee for director of the Company, the executive officers of the Company named in the Executive Compensation Table, and all directors and executive officers as a group, ten in number: (i) the total number of shares of Common Stock beneficially owned as of February 1, 2002; and (ii) the percent of the Common Stock so owned as of that date:

                                                              AMOUNT AND NATURE         PERCENT OF
                                                                OF BENEFICIAL             COMMON
NAME OF BENEFICIAL OWNER                                        OWNERSHIP(1)              STOCK
------------------------                                      -----------------         ----------
William T. Ratliff, III(8)..................................        220,872(10)(11)         1.6%
Darryl W. Thompson..........................................        459,344(10)(12)         3.3%
David W. Whitehurst(9)......................................         65,106(10)               *
Robert T. David.............................................         25,866(10)               *
Raymond H. Elliott..........................................         32,391(10)(13)           *
Michael A. F. Roberts.......................................              0                   0
John H. Williams............................................        154,632(10)(14)(17)     1.1%
Ron D. Kessinger............................................         43,525(10)               *
Henry B. Freeman............................................         39,846(10)               *
Earl F. Wall................................................         40,125(10)               *
                                                                  ---------                ----
                                                                  1,081,707
All directors and executive officers as a group (10 persons)
  (8)(9)....................................................      1,120,887(10)             8.2%

---------------

* Less than one percent.

 (1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

 (2) The business address of Collateral Investment Corp., an insurance holding company ("CIC"), is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034.

 (3) Mr. William T. Ratliff, Jr. is a vice president and director of CIC and beneficially owns 24.34% of the outstanding voting capital stock of CIC. Accordingly, Mr. Ratliff, Jr. may be deemed to be the beneficial owner of the shares of Common Stock owned by CIC. The business address of Mr. Ratliff, Jr. is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034. Mr. Ratliff, Jr. is the father of Mr. William T. Ratliff, III.

 (4) The business address of Collateral Mortgage, Ltd., a mortgage banking and real estate lending firm ("CML"), is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034.

 (5) Collat, Inc. ("Collat") is the general partner of CML and as such may be deemed to be the beneficial owner of the shares of Common Stock owned by CML. Mr. Ratliff, Jr. is vice president and a director of Collat. Mr. Ratliff, Jr. beneficially owns 29.69% of the outstanding limited partnership interests in CML. Accordingly, Mr. Ratliff, Jr. may be deemed to be the beneficial owner of the shares of Common Stock owned by CML. The business address of Collat and Mr. Ratliff, Jr. is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034.

 (6) 1,350,000 shares of Common Stock owned by CIC are pledged to secure two bank loans.

 (7) 2,141,400 shares of Common Stock owned by CML are pledged to secure two bank loans.

 (8) Mr. William T. Ratliff, III is president and a director of CIC and beneficially owns 27.12% of the outstanding voting capital stock of CIC. Mr. Ratliff, III beneficially owns 7.72% of the outstanding limited partnership interests in CML. Mr. Ratliff, III is also president and a director of Collat, the general partner of CML, and beneficially owns 50.2% of the outstanding voting capital stock of Collat. Accordingly, Mr. Ratliff, III may be deemed to be the beneficial owner of the shares of Common Stock owned by CIC and CML. The business address of Mr. Ratliff, III is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034. Mr. Ratliff, III is the son of Mr. Ratliff, Jr. No other director or executive officer of the Company beneficially owns any capital stock of CIC or partnership interests in CML.

 (9) Mr. David W. Whitehurst is executive vice president of CIC. Accordingly, Mr. Whitehurst may be deemed to be the beneficial owner of the shares of Common Stock owned by CIC. The business address of Mr. Whitehurst is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034.

(10) Includes shares of Common Stock which could be acquired through the exercise of stock options as follows: Mr. Ratliff, III, 159,220 shares; Mr. Thompson, 423,523 shares; Mr. Whitehurst, 51,416 shares; Mr. David, 19,866 shares; Mr. Elliott, 20,391 shares; Mr. Williams, 143,145 shares; Mr. Freeman, 34,652 shares; Mr. Kessinger, 16,141 shares; Mr. Wall, 31,208 shares; all directors and executive officers as a group, 936,772 shares.

(11) Includes 1,500 shares owned by Mr. Ratliff's wife and 5,900 shares owned by his minor children.

(12) Includes 1,800 shares owned by Mr. Thompson's wife.

(13) Includes 12,000 shares owned by Mr. Elliott's wife.

(14) Includes 300 shares owned by Mr. Williams' minor children.

(15) Number of shares reported on Schedule 13G filed by Salem Investment Counselors, Inc. ("Salem") with the Securities and Exchange Commission. Salem has sole voting power and sole dispositive power with respect to all 745,230 shares. The business address of Salem is P.O. Box 25427, Winston-Salem, North Carolina 27114-5427.

(16) Number of shares reported on Schedule 13G filed by T. Rowe Price Associates ("Price") with the Securities and Exchange Commission. Price has sole voting power with respect to 338,200 shares and sole dispositive power with respect to all 809,400 shares. The business address of Price is 100 E. Pratt Street, Baltimore, Maryland 21202.

(17) Mr. Williams retired as an executive officer of the Company at the end of 2001.


(18)Number of shares reported on Schedule 13G filed by FMR Corp. ("FMR") with the Securities and Exchange Commission. FMR has sole voting power with respect to 89,700 shares and sole dispositive power with respect to all 900,200 shares. The business address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

                             ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

     At the meeting, five directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees except for Mr. Michael Roberts are presently directors of the Company. The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the annual meeting is required to elect directors. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the election of such nominees. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees. However, the Company now knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

     The Company was incorporated on August 16, 1993 for the purpose of holding all of the outstanding stock of Triad Guaranty Insurance Corporation, an Illinois insurance company ("Triad"), and to undertake the Company's initial public offering.

     The following persons are nominees for election as directors of the
Company:

     WILLIAM T. RATLIFF, III  Age -- 48  Director since -- 1993

        Mr. Ratliff has been the Chairman of the Board of the Company since 1993. Mr. Ratliff has also been Chairman of the Board of Triad since 1989, President of Collateral Investment Corp. ("CIC") since 1990 and was President and General Partner of Collateral Mortgage, Ltd. ("CML") from 1987 to 1995. Mr. Ratliff has been Chairman of New South Federal Savings Bank ("New South") since 1986 and President and a director of New South Bancshares, Inc., New South's parent company, since 1995. From March 1994 until December 1996, Mr. Ratliff served as President of Southwide Life Insurance Corp., of which he had been Executive Vice President since 1983. Mr. Ratliff joined CML in 1981 after completing his doctoral degree with a study of planning processes in an insurance company. Previously, he trained and worked as an educator, counselor and organizational consultant.

     DARRYL W. THOMPSON  Age -- 61  Director since -- 1993

        Mr. Thompson has been President and Chief Executive Officer of the Company since 1993. Mr. Thompson has also been President, Chief Executive Officer and a Director of Triad since its inception in 1987. From 1986 to 1989, Mr. Thompson also served as President and Chief Executive Officer of Triad Life Insurance Company, which sold mortgage insurance products. From 1976 to 1985, Mr. Thompson served as Senior Vice President/Southeast Division Manager of Mortgage Guaranty Insurance Corporation. Mr. Thompson joined Mortgage Guaranty Insurance Corporation in 1972.

     DAVID W. WHITEHURST  Age -- 52  Director since -- 1993

        Mr. Whitehurst was Executive Vice President, Chief Financial Officer and Treasurer of the Company from 1993 until 1999, and served as Secretary of the Company from 1993 until 1996. Mr. Whitehurst has also been a Director of Triad since 1989 and was a Vice President from 1989 until 1999. He was Executive Vice President and Chief Operating Officer of CIC from 1995 until 2000 and has been Chief Financial Officer of CIC since 2000. He was a director of New South from 1989 to 2001. Mr. Whitehurst was President, Treasurer and a Director of Southland National Insurance Corp. and its subsidiaries from 1997 until July 2000. Mr. Whitehurst is a certified public accountant.

     ROBERT T. DAVID  Age -- 63  Director since -- 1993

        Mr. David is President and Chief Executive Officer of Integrated Photonics, Inc., a manufacturer of laser optic instruments. From 1995 until 1996, Mr. David was the Garrett Professor of Business Administration at Berry College in Rome, Georgia. From 1988 through 1994, Mr. David was Vice President and Dean of the Samford University School of Business.

     MICHAEL A. F. ROBERTS  Age -- 60  Director Nominee

        Mr. Roberts was an Advisory Managing Director of Salomon Smith Barney from 1999 to 2002. Prior to that he was Head of the Firm's Insurance Investment Banking Group since the formation of the Firm in 1997. During the period 1987 to 1997 he was the Founder and Head of Smith Barney's Insurance Investment Banking Group. From 1982 to 1987 he was the Chief Administrative Officer of Smith Barney's Investment Banking Department. In 1977 he formed Smith Barney's West Coast Investment Banking Group headquartered in San Francisco which he headed until 1982. He joined the Firm in 1969 and served as a Managing Director (or its equivalent) from 1973 until 2002.

RETIRING DIRECTOR

     Mr. Raymond H. Elliott is retiring after nine years of distinguished service as a director, and is not standing for re-election at the Annual Meeting.

THE BOARD OF DIRECTORS

     The business and affairs of the Company are managed under the direction of the Board of Directors. During 2001, the Board of Directors met five times and acted once by written consent. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he served.

BOARD COMMITTEES

     The Board of Directors has three standing committees, the Executive Committee, the Audit Committee and the Compensation Committee.

     The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors, except as such authority may be limited by the provisions of the General Corporation Law of the State of Delaware. The Executive Committee, which is composed of Messrs. Ratliff (Chairman), Thompson and Whitehurst, did not act during 2001.

     The Audit Committee recommends to the Board of Directors the appointment of the independent auditors for the following year. The Audit Committee also reviews the scope of the annual audit, the annual financial statements of the Company and the auditor's report thereon and the auditor's comments relative to the adequacy of the Company's system of internal controls and accounting systems. The Audit Committee, which is composed of Messrs. Elliott (Chairman), David and Whitehurst, met four times in 2001.

     The Compensation Committee reviews management compensation levels and provides recommendations regarding salaries and other compensation for the Company's officers, including bonuses, grants of stock options and other incentive programs. The Compensation Committee serves as the committee that administers the Company's 1993 Long-Term Stock Incentive Plan. The Compensation Committee, which is composed of Messrs. David (Chairman) and Elliott, met five times in 2001 and acted once by written consent.

     The Company does not have a standing nominating committee of the Board of Directors. This function is performed by the Board of Directors. The Company's Certificate of Incorporation establishes procedures, including advance notice procedures, with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In general, notice must be received by the Company at its principal executive offices not less than 60 days nor more than 90 days prior to meetings of stockholders of the Company. Such notice must set forth all information with respect to each such nominee as required by the federal proxy rules. Such notice must be accompanied by a signed statement of such nominee consenting to be a nominee and a director, if elected.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

     The purpose of the Company's executive compensation program is to enable the Company to attract, retain and motivate qualified executives to insure the long-term success of the Company and its business strategies.

     The Company's overall compensation philosophy is as follows:

     - to attract, retain and motivate qualified executive talent critical for the long-term success of the Company;

     - to reinforce strategic performance objectives through the use of incentive compensation programs; and

     - to create a mutuality of interest between executive officers and the stockholders through compensation structures that align compensation with the rewards and risks of strategic decision making.

     The Compensation Committee's objectives include linking compensation to improving return on equity using economic value added ("EVA") concepts. (EVA is a registered trademark of Stern Stewart & Co.) Accordingly, beginning with the 1996 calendar year, the Compensation Committee developed certain models for measuring EVA and determining the portion of that value which will be available for incentive compensation awards. These concepts were incorporated in a set of program guidelines (the "EVA Program") approved by the Board of Directors and implemented for 1996. Under the EVA Program as established by the Compensation Committee and the Board of Directors, it is expected that the Company will provide a return to stockholders based on the estimated current cost of capital and market risk associated with an investment in the Company's business. To the extent the Company provides a rate of return in excess of this "cost of capital," there has been economic value added to the Company and a discretionary bonus pool based on a portion of the EVA is established to provide incentive compensation to senior management. Awards of amounts in the bonus pool to individual participants are based on the individual's contribution to the Company during the year as determined by the Committee after considering recommendations of the Chairman and the President and an evaluation of expected operating results in the future. It is intended that any amounts allocated to the bonus pool be payable to participants over a four year period, subject to the right of the Committee to reduce or suspend any such payouts, and subject to review of the individual participants on an annual basis. Awards under the Program are made in the form of cash bonuses and equity grants within guidelines established under the EVA Program. In establishing the EVA Program, it is the Committee's long-term objective that incentive compensation (cash and equity awards) become a more significant component in the total executive compensation package. The Committee believes this approach will create a stronger mutuality of interests between the Company's executive officers and stockholders by requiring the executive officers to share in the Company's operating results and stock market performance. Under the EVA Program, incentive compensation awards in the future could be significantly greater or less than awards made in 2001 and prior years. All of the Company's executive officers currently participate in the EVA Program.

     The Company, through its wholly-owned subsidiary, Triad, has employment agreements described elsewhere in this proxy statement with Messrs. Thompson, Kessinger and Freeman. These agreements are intended to secure for the Company the continued services of the officers and provide them appropriate incentives for maximum effort on behalf of the Company. Salary levels established under the employment agreements are subject to annual review. The Company also maintains the 1993 Long-Term Stock Incentive Plan (the "Stock Incentive Plan" or "Plan") under which grants of restricted Common Stock and options to purchase stock have been made as described elsewhere in this proxy statement.

     The compensation of each of the executive officers of the Company is composed of base compensation and incentive compensation (Messrs. Ratliff and Whitehurst are eligible to receive only incentive compensation as discussed below). The 2001 compensation of the Company's Chief Executive Officer, Mr. Thompson, was subject to the same policies as are applicable to all other executive officers of the Company. All executive compensation awards for 2001 were determined by the Compensation Committee. During 2001, the Company and the Committee was assisted by independent consultants regarding Company-wide benefits, including the development of the EVA Program.

     Messrs. Ratliff and Whitehurst are employed by New South or CIC and do not receive separate salaries from the Company for their services to the Company. Triad is party to an Administrative Services Agreement with CIC and New South described elsewhere herein. The services of Messrs. Ratliff and Whitehurst to the Company are charged to the Company under the Administrative Services Agreement. The Compensation Committee believes that the terms of this agreement are no less favorable to the Company than could be obtained from unaffiliated third parties. Messrs. Ratliff and Whitehurst are also eligible to receive incentive compensation based upon the Compensation Committee's evaluation of their contributions to the Company. See "Directors' Compensation."

     Overall executive compensation levels for 2001 were higher than for 2000. Consistent with the Company's results for 2001, cash bonuses and stock option awards to the executive officers were also higher in 2001 than in 2000.

     Section 162(m) under the Internal Revenue Code (the "Code") adopted in 1993 limits the deductibility for federal income tax purposes of certain compensation paid to top executives of publicly held corporations. Certain types of compensation may be excluded from the limitations under Section 162(m). The Compensation Committee believes that the tax aspects of executive compensation awards are one of several important considerations and it will continue to review the applicability of the Code limitations to its executive compensation programs. However, the Committee intends to maintain the flexibility to take any actions which it deems to be in the interests of the Company and its stockholders.

     Policies relative to each of the elements of compensation of the executive officers are discussed below.

BASE COMPENSATION

     The Committee's approach to base compensation is to offer competitive salaries, consistent with its long-term objective that base salaries become a smaller component in the total executive compensation package. Those executive officers covered by employment agreements receive base salaries under those agreements, subject to annual review, and are eligible for incentive compensation awards as well.

     The Committee makes salary decisions in an annual review with input from the Chief Executive Officer. In the case of Mr. Thompson, the Committee is guided by the recommendation of the Chairman of the Board. The Committee's review considers the decision-making responsibilities of each position and the experience, work performance, and overall contribution of the executive officer to the Company in relationship to overall Company performance. In general, the salary decisions are subjective with no quantitative measures utilized. In establishing the 2001 salaries of the Company's executive officers, the Compensation Committee considered the responsibilities, experience and performance of the individual in relationship to the Company's growth and financial results. The Committee also took into account the compensation of executives at comparable companies (companies within the private mortgage insurance industry as well as those outside the industry). The 2001 average base salaries of the executive officers which appear in the Executive Compensation Table increased by less than 1% in 2001.

INCENTIVE COMPENSATION

     The Company's incentive compensation awards for 2001 were based on the guidelines established by the Compensation Committee under the EVA Program. Awards granted under the EVA Program consist of a maximum of 50% in cash to the Chairman, the President or an Executive Vice President and a maximum of 65% in cash to a Senior Vice President or Vice President, or such lesser cash percentages as may be determined by the Committee. The balance of the awards are made in the form of equity grants under the Company's Stock Incentive Plan.

     Total incentive compensation for each executive under the EVA Program is determined by the Compensation Committee. The Compensation Committee determines the individuals to whom the awards are granted, the type and amount of awards to be granted, the timing of grants and the terms, conditions and provisions of awards to be granted, and the restrictions related thereto. In making those awards, the Committee considers the recommendations of the Company's Chairman and President, the responsibilities of each individual, and his past performance and contributions to the Company and anticipated future contributions to the Company, in relationship to the Company's overall performance.

CASH AWARDS

     The average cash bonus awarded to the executive officers named in the Executive Compensation Table was 100% of their base salaries in 2000 and 130% in 2001. Awards for 2001 were made consistent with the guidelines established under the EVA Program.

EQUITY AWARDS

     Pursuant to the Company's Stock Incentive Plan, certain directors, officers and key employees of the Company are eligible to receive long-term incentives in a variety of forms including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, phantom stock and other stock-based awards. The purpose of the Stock Incentive Plan is to enable the Company to attract and retain the best available directors, executive personnel and other key employees in order to provide for the Company's long-term growth and business success. The Compensation Committee believes that the grant of awards whose value is related to the value of the Company's Common Stock aligns the interests of the Company's directors, executive officers and key employees with its stockholders.

     For 2001, all awards to the executive officers under the Stock Incentive Plan represented the equity portion of the overall incentive compensation award for such individual. The Committee considered grants under the Plan in the form of shares of restricted stock valued at the market price of the Company's Common Stock on the date of grant or in the form of ten-year stock options exercisable at either the market price on the date of grant or 130 percent of that price. The Committee utilized a Black-Scholes pricing model and applied a discount for non-transferability of options and deferred vesting to determine the number of "at the market options" or "premium priced options" which would be awarded relative to shares of restricted stock. For 2001, the awards to all of the executive officers were made in the form of shares of restricted stock and at the market or premium priced options for ten years. These awards are summarized in footnotes to the Executive Compensation Table elsewhere herein.

     The salary and incentive compensation, including cash and equity amounts, paid by the Company to its chief executive officer and the other four most highly compensated executive officers of the Company in 2001 is set forth in the tables that follow this report. The Compensation Committee believes that the executive officers of the Company are dedicated to increasing profitability and stockholder value and that the compensation policies that the Board and the Compensation Committee have established and administer contribute to this focus.
                                       COMPENSATION COMMITTEE
                                       Robert T. David, Chairman
                                       Raymond H. Elliott

     The foregoing Report of the Board of Directors on Executive Compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

EXECUTIVE COMPENSATION TABLE

     The following table sets forth certain information regarding the compensation paid or accrued by the Company to or for the account of the Chief Executive Officer and the four most highly compensated executive officers of the Company during each of the Company's fiscal years ended December 31, 2001, 2000 and 1999:

                                                                           LONG TERM
                                                                    COMPENSATION AWARDS(2)
                                                                 -----------------------------
                                                                                    SECURITIES
                                         ANNUAL COMPENSATION                        UNDERLYING    ALL OTHER
           NAME AND                    -----------------------   RESTRICTED STOCK   OPTIONS(#)   COMPENSATION
      PRINCIPAL POSITION               SALARY($)   BONUS($)(1)   AWARDS(3)(4)(5)    (6)(7)(8))      ($)(9)
      ------------------               ---------   -----------   ----------------   ----------   ------------
Darryl W. Thompson............  2001   $232,183    $   379,500        9,620                         $5,250
  Chief Executive               2000    232,183        287,500                        47,925         5,250
  Officer                       1999    232,183        290,000                        67,450         5,000
Ron D. Kessinger..............  2001    180,000        285,000        7,220                          5,250
  Executive Vice President      2000    180,000        200,000        3,350           10,000         5,250
  and Chief Financial Officer   1999    146,000        200,000        7,000            7,000         5,000
John H. Williams..............  2001    178,120         95,000                                       5,250
  Executive Vice President      2000    178,120         95,000                        15,850         5,250
  of Triad                      1999    178,120        105,000                        24,425         5,000
Henry B. Freeman..............  2001    121,000        107,900        1,480                          5,250
  Senior Vice President         2000    121,000        105,000                         5,850         5,250
  of Triad                      1999    121,000        112,500                         8,725         5,000
Earl F. Wall..................  2001    120,750        215,800                         8,840         5,250
  Senior Vice President,        2000    115,000        135,000                         7,500         5,250
  Secretary and                 1999    100,000        131,250                        10,175         5,000
  General Counsel

---------------

(1) The Company maintains an executive bonus program pursuant to which cash bonuses may be awarded annually to officers and other key employees of the Company as a part of overall incentive compensation awards.

(2) Number of shares of Common Stock subject to options, or awards of restricted stock, granted during or with respect to the year indicated under the Company's Stock Incentive Plan. See "Report of the Compensation Committee of the Board -- Incentive Compensation."

(3) As a part of its 2001 incentive compensation awards, the Company in January 2002 granted 9,620 shares of restricted stock to Mr. Thompson, 7,220 shares of restricted stock to Mr. Kessinger and 1,480 shares of restricted stock to Mr. Freeman under the Company's Stock Incentive Plan. The value of shares of restricted stock is based upon the closing price of the Company's Common Stock on the date of grant ($39.49). One-third of the restricted shares granted will be vested and transferable on January 1, 2003, another third will be vested and transferable on January 1, 2004, and on January 1, 2005 all of the restricted shares will be vested and transferable. Holders of restricted stock are entitled to receive dividends or other distributions with respect to such shares during the period of restriction. The restricted stock awards become immediately vested and transferable in the event of a change of control of the Company.

(4) As part of its 2000 incentive compensation awards, the Company in January 2001 granted 3,350 shares of restricted stock to Mr. Kessinger under the Company's Stock Incentive Plan. The value of shares of restricted stock is based upon the closing price of the Company's Common Stock on the date of grant ($30.00). One-third of the restricted shares became vested and transferable on January 1, 2002, another third will be vested and transferable on January 1, 2003, and on January 1, 2004 all of the restricted shares will be vested and transferable. Holders of restricted stock are entitled to receive dividends or other distributions with respect to such shares during the period of restriction. The restricted stock awards become immediately vested and transferable in the event of a change of control of the Company.

(5) As part of its 1999 incentive compensation awards, the Company in January 2000 granted 7,000 shares of restricted stock to Mr. Kessinger under the Company's Stock Incentive Plan. The value of shares of restricted stock is based upon the closing price of the Company's Common Stock on the date of grant ($21.50). One-third of the restricted shares granted became vested and transferable on January 1, 2001, another third became vested and transferable on January 1, 2002, and on January 1, 2003 all of the restricted shares will be vested and transferable. Holders of restricted stock are entitled to receive dividends or other distributions with respect to such shares during the period of restriction. The restricted stock awards become immediately vested and transferable in the event of a change of control of the Company.

(6) As a part of its 2001 incentive compensation awards, the Company in January 2002 granted stock options to purchase 8,840 shares of Common Stock at $39.49 per share to Mr. Wall. One-third of the options granted will be vested and exercisable on December 31, 2002, another third will be vested and exercisable on December 31, 2003, and on December 31, 2004 all of the options granted will be vested and exercisable. All options will become immediately vested and exercisable in the event of a change of control of the Company. The exercise price of $39.49 is 100% of the closing market price of the Company's Common Stock on the date of grant.

(7) As a part of its 2000 incentive compensation awards, the Company in January 2001 granted stock options to the named executive officers to purchase shares of Common Stock under the Company's Stock Incentive Plan in the amounts and at the exercise prices indicated: Mr. Thompson, 47,925 shares at $39.00 per share; Mr. Williams, 15,850 shares at $39.00 per share; Mr. Kessinger, 10,000 shares at $30.00 per share; Mr. Freeman, 5,850 shares at $39.00 per share; and Mr. Wall, 7,500 shares at $39.00 per share. One-third of the options granted became vested and exercisable on December 31, 2001, another third will be vested and exercisable on December 31, 2002, and on December 31, 2003 all of the options granted will be vested and exercisable. All options will become immediately vested and exercisable in the event of a change of control of the Company. The exercise price of $30.00 was the closing market price of the Company's Common Stock on the date of grant. The exercise price of $39.00 is 130% of the closing market price of the Company's Common Stock on the date of grant.

(8) As a part of its 1999 incentive compensation awards, the Company in January 2000 granted stock options to the named executive officers to purchase shares of Common Stock under the Company's Stock Incentive Plan in the amounts and at the exercise prices indicated: Mr. Thompson, 67,450 shares at $27.95 per share; Mr. Kessinger, 7,000 shares at $21.50 per share; Mr. Williams, 24,425 shares at $27.95 per share; Mr. Freeman, 8,725 shares at $27.95 per share; and Mr. Wall, 10,175 shares at $27.95 per share. One-third of the options granted became vested and exercisable on December 31, 2000, another third became vested and exercisable on December 31, 2001, and on December 31, 2002 all of the options granted will be vested and exercisable. All options will become immediately vested and exercisable in the event of a change of control of the Company. The exercise price of $21.50 was the closing market price of the Company's Common Stock on the date of grant. The exercise price of $27.95 is 130% of the closing market price of the Company's Common Stock on the date of grant.

(9) Matching contributions made by the Company pursuant to its 401(k) Profit Sharing Retirement Plan.

EMPLOYEE STOCK OPTIONS

     Option Grants. The following table sets forth certain information regarding options to purchase shares of Common Stock granted to the executive officers of the Company named in the Executive Compensation Table during the Company's 2001 fiscal year:

                                             INDIVIDUAL GRANTS
                        ------------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                          NUMBER OF       % OF TOTAL                                     AT ASSUMED ANNUAL RATES
                          SECURITIES       OPTIONS                                     OF STOCK PRICE APPRECIATION
                          UNDERLYING      GRANTED TO    EXERCISE                           FOR OPTION TERM(3)
                           OPTIONS       EMPLOYEES IN     PRICE                        ---------------------------
NAME                    GRANTED (#)(1)   FISCAL YEAR    ($/SH)(2)   EXPIRATION DATE       5%($)         10%($)
----                    --------------   ------------   ---------   ----------------   -----------   -------------
Darryl W. Thompson....      47,925          29.41%       $39.00     January 23, 2011    $472,862      $1,860,075
Ron D. Kessinger......      10,000           6.14         30.00     January 23, 2011     188,667         478,122
John H. Williams......      15,850           9.73         39.00     January 23, 2011     156,387         615,173
Henry B. Freeman......       5,850           3.59         39.00     January 23, 2011      57,720         227,051
Earl F. Wall..........       7,500           4.60         39.00     January 23, 2011      74,000         291,092

---------------

(1) All options granted under the Company's Stock Incentive Plan are nonqualified stock options. The options were granted in January 2001. One third of the options granted became vested and exercisable on December 31, 2001, one-third will be vested and exercisable on December 31, 2002, and one-third will be vested and exercisable on December 31, 2003. All options will become immediately vested and exercisable in the event of a change of control of the Company.

(2) The option exercise price of $30.00 was the closing market price of the Company's Common Stock on the date of grant. The option exercise price of $39.00 is equal to 130% of the closing market price of the Company's Common Stock on the date of grant.

(3) The assumed annual rates of appreciation of 5% and 10% would result in the price of the Company's Common Stock increasing over such ten-year periods to $48.87 and $77.81, respectively (based on the grant date price of $30.00).

EMPLOYEE STOCK OPTIONS

     Option Exercises. The following table sets forth certain information regarding options to purchase shares of Common Stock exercised during the Company's 2001 fiscal year and the number and value of unexercised options to purchase shares of Common Stock held at the end of the Company's 2001 fiscal year by the executive officers of the Company named in the Executive Compensation Table:

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                  OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                                  NUMBER OF                          YEAR END(#)           FISCAL YEAR END ($)(1)
                               SHARES ACQUIRED     VALUE      -------------------------   -------------------------
            NAME                 ON EXERCISE      REALIZED    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
            ----               ---------------   ----------   -------------------------   -------------------------
Darryl W. Thompson...........           --               --        423,523/54,434            $8,876,986/187,067
Ron D. Kessinger.............       39,925       $1,011,964         16,141/ 9,001                73,602/ 76,275
John H. Williams.............      127,650        4,036,980        143,144/18,710             2,363,854/ 67,750
Henry B. Freeman.............       33,000        1,023,517         34,653/ 6,809               546,177/ 24,203
Earl F. Wall.................           --               --         31,207/ 8,393               346,687/ 28,230

---------------

(1) Value of unexercised options is equal to the difference between the fair market value per share of Common Stock at December 31, 2001 and the option exercise price per share multiplied by the number of shares subject to options.

EMPLOYMENT AGREEMENTS

     In October 1993, the Company, through its wholly-owned subsidiary Triad, entered into employment agreements with Messrs. Thompson, Kessinger and Freeman. These agreements had initial terms of two years and upon expiration extend automatically for successive one-year terms unless terminated by either party. Base annual salary for 2002 under the agreements is as follows: Mr. Thompson, $244,000; Mr. Kessinger, $185,400; and Mr. Freeman, $121,000. The agreements are terminable by Triad in the event of the death of the employee, absence over a period of time due to incapacity, a material breach of his duties and obligations under the agreement or other serious misconduct. The agreements also are terminable by Triad without cause; provided, however, that in such event, the executive is entitled to a cash amount equal, in the case of Messrs. Thompson and Kessinger, to 200% of the total base annual salary paid to such executive during the two previous calendar years and, in the case of Mr. Freeman, 160% of the total base annual salary paid to such executive during the previous calendar year.

     The employment agreements provide that in the event of a change of control of the Company (as defined in the agreements) and the termination of the executive's employment by the executive as a result of his relocation or certain specified adverse changes in his employment status or compensation, the executive is entitled to a cash amount equal, in the case of Messrs. Thompson and Kessinger, to 200% of the total base annual salary paid to such executive during the two previous calendar years and, in the case of Mr. Freeman, 160% of the total base annual salary paid to such executive during the previous calendar year.

     The employment agreements contain certain noncompetition provisions restricting each executive from competing with the business of Triad for a period of two years, in the case of Messrs. Thompson and Kessinger, and one year, in the case of Mr. Freeman, following termination of his employment.

DIRECTORS' COMPENSATION

     Directors who are employees of the Company or any of its subsidiaries do not receive any compensation for serving as directors of the Company. For 2001, directors who were not employees of the Company or any of its subsidiaries or affiliates received an annual retainer of $30,000 of which at least 25% must be paid in the form of restricted shares of Common Stock or options to purchase shares of Common Stock. In addition, Messrs. Ratliff and Whitehurst are eligible to receive incentive compensation based upon the Compensation Committee's evaluation of their contributions to the Company. For 2001, Messrs. Ratliff and Whitehurst were awarded cash bonuses in the amount of $120,000 and $40,000, respectively, and Mr. Ratliff was awarded 3,040 shares of restricted stock and Mr. Whitehurst stock options to purchase 3,040 shares of Common Stock at $39.49 per share.(1) All directors are reimbursed for expenses incurred in attending board meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is composed of Messrs. David and Elliott. Neither member of the Compensation Committee is or was formerly an officer or employee of the Company or any of its subsidiaries.

CERTAIN TRANSACTIONS

     The Company engaged in certain transactions with CIC, CML and their affiliates New South Federal Savings Bank and Southland National Insurance Corp. ("Southland") during 2001 including those described below. CIC and CML own 19.5% and 18.7%, respectively, of the Common Stock of the Company. Mr. Ratliff, Chairman of the Board of the Company, is also President of CIC, former President and former General Partner of CML, and Chairman of the Board of New South. Mr. Whitehurst, a director of the Company, is Executive Vice President of CIC. All transactions between the Company and CIC, CML, New South or Southland have been, and will be, on terms no less favorable to the Company than could have been, or than could be, obtained from unaffiliated third parties.

     Investment Advisory Agreement. Triad is a party to an investment advisory agreement with CML under which CML provides investment advice and services to Triad and assists Triad in executing purchases and sales of investments. Under the investment advisory agreement, Triad pays CML a quarterly fee based upon the value of assets under supervision. During 2001, Triad incurred fees of $333,167 pursuant to the investment advisory agreement.

     Administrative Services Agreement. Triad is a party to an administrative services agreement with CIC and New South under which CIC or New South provide Triad with certain management services. Under the administrative services agreement, Triad pays CIC and New South an annual fee based on the estimated cost of providing the services. During 2001, Triad incurred fees of $100,000 pursuant to the administrative services agreement.

---------------

(1) One-third of the options granted will be vested and exercisable on December 31, 2002, another third will be vested and exercisable on December 31, 2003, and on December 31, 2004 all of the options granted will be vested and exercisable. All options will become immediately vested and exercisable in the event of a change of control of the Company. The exercise price of $39.49 is the closing market price of the Company's Common Stock on the date of grant.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index, the Nasdaq Financial Stocks Index and the Nasdaq Insurance Stocks Index for the period beginning December 31, 1993 and for each year end through December 31, 2001.

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------------------
                        1993    1994     1995     1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------
 Triad Guaranty
   Inc...............  101.56   79.69   165.62   269.52   543.73   413.66   426.55   621.07   680.04
--------------------------------------------------------------------------------------------------------
 NASDAQ Stock Market
   (U.S.)............   99.70   97.54   137.78   169.50   207.60   292.69   543.91   327.15   259.59
--------------------------------------------------------------------------------------------------------
 NASDAQ Finance
   Stocks............   98.79   99.10   144.38   185.34   283.43   275.36   273.53   295.43   324.98
--------------------------------------------------------------------------------------------------------
 NASDAQ Insurance
   Stocks............   94.72   89.16   126.65   144.36   211.83   188.73   146.40   183.84   196.67
--------------------------------------------------------------------------------------------------------


     The graph assumes $100 invested on October 22, 1993 in the Company's Common Stock, the Nasdaq Stock Market (U.S.) Index, the Nasdaq Financial Stocks Index and the Nasdaq Insurance Stocks Index. The Nasdaq indices were prepared for Nasdaq by the Center for Research in Security Prices at the University of Chicago.


     The foregoing table shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

                         REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix "1" to the Company's 2001 Proxy Statement.

     The following report of the Audit Committee does not constitute "soliciting material" and should not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference in any of those filings.

FINANCIAL STATEMENTS

     The Audit Committee has reviewed and discussed the Company's audited financial statements, internal controls and the overall quality of the Company's financial reporting with management and with Ernst & Young LLP, the Company's independent auditors. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61 which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, which relates to the auditors' independence from the Company and its related entities, and has discussed with Ernst & Young LLP its independence from the Company.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

INDEPENDENCE

     The Audit Committee Charter provides that the Audit Committee shall consist of at least three directors, each of whom, in the opinion of the Board of Directors, has no relationship which would interfere with the exercise of independent judgment as a director. The Charter further provides that subject to the applicable rules of the National Association of Securities Dealers ("NASD"), a director who is not "independent" as defined under the NASD rules may be appointed to the Audit Committee if the Board of Directors determines that such appointment is in the best interests of the Company and its stockholders.

     Two of the members of the Audit Committee, Messrs. Elliott and David, are independent under the NASD rules. The third member, Mr. Whitehurst, is not independent under the NASD rules because he has been employed by CIC, an affiliate of the Company, for the current year, and has received compensation from the Company and its affiliates in excess of $60,000 during the previous fiscal year. The NASD rules permit the Company to appoint one non-independent director to the Audit Committee if the Company's Board, under exceptional and limited circumstances, determines that membership on the Committee by a non-independent director is required by the best interests of the Company and its stockholders. The Board believes that Mr. Whitehurst's extensive background in financial, business, accounting and financial oversight matters allows him to provide valuable advice and counsel to the Audit Committee. The Board therefore has determined that Mr. Whitehurst's service on the Audit Committee is in the best interests of the Company and its stockholders.

SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee has recommended to the Board the selection of Ernst & Young LLP as the Company's independent auditors for fiscal year 2002.

                                       AUDIT COMMITTEE
                                       Raymond H. Elliott, Chairman
                                       Robert T. David
                                       David W. Whitehurst

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's consolidated financial statements for the year ended December 31, 2001 were audited by Ernst & Young LLP, independent auditors. Ernst & Young LLP has been selected as the Company's independent auditors for fiscal year 2002. Representatives of Ernst & Young LLP are expected to attend the annual meeting to respond to appropriate questions and to make an appropriate statement if they desire to do so.

AUDIT FEES

     The aggregate fees, including expenses reimbursed, billed by Ernst & Young LLP for professional services rendered for the audit of the consolidated financial statements of the Company and its subsidiaries for fiscal year 2001, the reviews of the Company's quarterly financial statements during fiscal year 2001 and audit related services were $152,800.

ALL OTHER FEES

     The aggregate fees, including expenses reimbursed, billed by Ernst & Young LLP for services rendered to the Company and its subsidiaries, other than the services described above, for fiscal year 2001 were $140,848. The Audit Committee has considered whether the provision of the non-audit services provided by Ernst & Young LLP to the Company is compatible with maintaining Ernst & Young LLP's independence.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Stockholders intending to present a proposal for consideration at the Company's next annual meeting may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's Certificate of Incorporation. To be eligible for inclusion in the Company's proxy statement, stockholder proposals must be received by the Company no later than December 10, 2002. Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received by the Company after February 23, 2003, and the proxies named in the accompanying form of proxy may exercise discretionary voting power with respect to any such proposal as to which the Company does not receive a timely notice.

                                 OTHER MATTERS

     The Company is not aware of any matters, other than those referred to herein, which will be presented at the meeting. If any other appropriate business should properly be presented at the meeting, the proxies named in the accompanying form of proxy will vote the proxies in accordance with their best judgment.

                            EXPENSES OF SOLICITATION

     All expenses incident to the solicitation of proxies by the Company will be paid by the Company. In addition to solicitation by mail, arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries to send the proxy material to their principals, and the Company will reimburse them for their reasonable out-of-pocket expenses in doing so. Proxies may also be solicited personally or by telephone or telegraph by regular employees of the Company.

Winston-Salem, North Carolina
April 8, 2002

                                  DETACH HERE


                              TRIAD GUARANTY INC.

                            101 SOUTH STRATFORD ROAD
                      WINSTON-SALEM, NORTH CAROLINA 27104

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The holder(s) signing on the reverse side hereby appoint(s) William T. Ratliff, III and David W. Whitehurst, or either of them, as attorneys and proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Triad Guaranty Inc. (the "Company") held of record by such holder(s) on April 1, 2002 at the Annual Meeting of Stockholders to be held on May 16, 2002, or any adjournment thereof.


-----------------------------------------------------------------------------
                PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

TRIAD GUARANTY INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


                              TRIAD GUARANTY INC.

                            101 SOUTH STRATFORD ROAD
                      WINSTON-SALEM, NORTH CAROLINA 27104


     Dear Stockholder:

     Your vote is important to us, and we encourage you to exercise your right to vote your shares of common stock. On behalf of the Board of Directors, we urge you to sign, date, and return the proxy card in the enclosed postage-paid envelope as soon as possible.

     We appreciate your confidence in us and your cooperation with this solicitation.

     Sincerely,

     Triad Guaranty Inc.



                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Directors.                    --------------------------------
   NOMINEES: (01) Robert T. David,                  TRIAD GUARANTY INC.
             (02) William T. Ratliff, III,   --------------------------------
             (03) Michael A.F. Roberts,
             (04) Darryl W. Thompson,        THIS PROXY IS SOLICITED ON BEHALF
             (05) David W. Whitehurst            OF THE BOARD OF DIRECTORS.

   Marking FOR indicates voting for all       THIS PROXY, WHEN PROPERLY
   listed nominees or a substitute therefor   EXECUTED, WILL BE VOTED IN THE
   if any nominee is unable or, for good      MANNER DIRECTED HEREIN BY THE
   cause, refuses to serve. If you do not     UNDERSIGNED STOCKHOLDER. IF NO
   wish your shares voted "For" a particular  DIRECTION IS MADE, THIS PROXY
   nominee, mark the "For all nominees        WILL BE VOTED FOR PROPOSAL 1.
   except" box and write the name(s) of the   THIS PROXY IS REVOCABLE AT ANY
   nominee(s) on the line provided. Your      TIME.
   shares will be voted for the remaining
   nominee(s).                               In their discretion, the Proxies
          FOR  [ ]      [ ]  WITHHELD        are authorized to vote upon such
          ALL                FROM ALL        other business as may properly come
        NOMINEES             NOMINEES        before the meeting.

    FOR ALL [ ]
   NOMINEES    ----------------------------
    EXCEPT

                                             Mark box at right if an address
                                             change has been noted on the
                                             reverse side of this card.      [ ]

                                             IMPORTANT: Please sign exactly as
                                             your name(s) appear(s) to the left.
                                             In the case of joint holders, all
                                             should sign. When signing as an
                                             attorney, executor, administrator,
                                             trustee, or guardian, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.


Signature:                 Date:        Signature:                 Date:
          -----------------     --------          -----------------     --------